Exhibit 99.1

News

Oct. 15, 2024	Analyst Contact:	Megan Patterson
918-561-5325
	Media Contact:	Brad Borror
918-588-7582

ONEOK Announces Closing of Controlling Interest in EnLink

from Global Infrastructure Partners

Announces Expiration of HSR Act Waiting Period

Acquisition Expands and Extends Asset Positions in the Permian Basin,

Mid-Continent, North Texas and Louisiana

TULSA, Okla. – Oct. 15, 2024 – ONEOK, Inc. (NYSE: OKE) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the successful completion of its acquisition of Global Infrastructure Partners’ (GIP) entire interest in EnLink Midstream, LLC (NYSE: ENLC) (EnLink), for a total cash consideration of approximately $3.3 billion.

The acquisition consists of 43% of EnLink’s outstanding common units for $14.90 per unit and 100% of the interests in the managing member for $300 million.

“With the closing of this acquisition, ONEOK expands our integrated assets in key production basins, including the prolific Permian Basin, and establishes a new strategic asset position in Louisiana,” said Pierce H. Norton II, ONEOK president and chief executive officer. “As we add another meaningful platform to ONEOK’s businesses, we’re confident in the enhanced service offerings and value we can provide our stakeholders.

“Additionally, we continue working toward the successful completion of our acquisition of GIP’s equity interests in Medallion Midstream, further enhancing ONEOK’s leading integrated midstream infrastructure position,” added Norton.

With the close of this transaction, ONEOK has control of EnLink’s managing member, and the board members currently designated by GIP will be replaced with new board members chosen by ONEOK, including:

●	Pierce H. Norton II, president and chief executive officer of ONEOK and member of the ONEOK Board of Directors. Norton will serve as chairman of the EnLink Midstream Board of Directors.

ONEOK Announces Closing of Controlling Interest in EnLink from Global Infrastructure Partners

Oct. 15, 2024

●	Walter S. Hulse III, executive vice president, chief financial officer, treasurer, investor relations and corporate development, of ONEOK.

●	Lyndon C. Taylor, executive vice president, chief legal officer and assistant secretary of ONEOK.

With the closing of the purchase of GIP’s interests in EnLink, ONEOK intends to pursue the acquisition of the publicly held common units of EnLink in a tax-free transaction. The fully combined ONEOK and EnLink asset bases are expected to enhance synergies, reduce leverage and increase accretion to ONEOK shareholders. In addition, a combination with ONEOK is expected to give EnLink unitholders access to ONEOK’s stock which is part of the S&P 500 and has significantly greater trading liquidity and an attractive dividend yield.

As a result of the transaction with GIP, EnLink will be a consolidated subsidiary of ONEOK for GAAP financial reporting purposes. EnLink common units and shares of ONEOK common stock will continue to be publicly traded on the New York Stock Exchange (NYSE).

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At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

As of Oct. 15, 2024, ONEOK is the managing member of EnLink Midstream, LLC (NYSE: ENLC) (EnLink) and owns 43% of EnLink’s outstanding common units. EnLink provides integrated midstream infrastructure services for natural gas, crude oil and NGLs.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram.

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ONEOK Announces Closing of Controlling Interest in EnLink from Global Infrastructure Partners

Oct. 15, 2024

FORWARD-LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transactions, the expected closing of the proposed transactions and the timing thereof, ONEOK’s ability to acquire the publicly-held common units in EnLink following the completion of the acquisition of GIP’s interest in EnLink and the timing thereof, descriptions of ONEOK and its operations after giving effect to the transactions, strategies and plans, integration, debt levels and leverage ratios, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including enhancements to ONEOK’s investment-grade credit profile, the expected accretion to earnings per share and free cash flow per share, dividend payments and potential share repurchases, increase in the value of tax attributes and the expected impact on EBITDA. Information adjusted for the proposed transactions should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that ONEOK’s, EnLink’s and Medallion’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transactions may not be fully realized or may take longer to realize than expected; the risk that the credit ratings following the proposed transactions may be different from what ONEOK expects; the risk that a condition to closing of either of the proposed transactions may not be satisfied, that any party may terminate the applicable definitive agreements or that the closing of either of the proposed transactions might be delayed or not occur at all; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; the risk that the parties do not receive regulatory approval of the proposed transactions; risks related to the occurrence of any other event, change or circumstance that could give rise to the termination of the proposed transactions; the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; risks related to the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on each of the companies’ operating results and business generally; the risk that the proposed transactions could distract management from ongoing business operations or cause any of the companies to incur substantial costs; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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